                                                                    EXHIBIT 10.2

                                ADMITTED PARTNERS
                    OF BRANDYWINE OPERATING PARTNERSHIP, L.P.
                              AS OF JANUARY 6, 2006

Brian F. Belcher
Jack R. Loew
Brandywine Holdings I, Inc.
Brandywine Realty Trust
R. Randle Scarborough
M. Sean Scarborough
Steven L. Shapiro
Robert K. Scarborough
Raymond Perkins
Brookstone Investors, LLC
Brookstone Holdings of Delaware 4, LLC
Brookstone Holdings of Delaware 5, LLC
Brookstone Holdings of Delaware 6, LLC
John S. Trogner, Sr.
John S. Trogner, Jr.
Blair S. Trogner, Sr.
Ronalee B. Trogner
Candis C. Trogner
Arthur & Marion Eberstein
Calvin Axinn
Estate Irving Hirshman
Trust UTW of Theodore Geffner
Gloria Kantor
Helen Geffner
Howard Kantor
Leo Guthart
Leonard Axinn
Donald E. Axinn
William H. Goodwin, Jr.
TRC Associates Limited
Michael V. Prentiss
Thomas F. August
August Family Investments, LTD.
Dennis J. DuBois
Prentiss Credit Shelter Trust
Steven A. Stattner
The F.M. (Bruce) Brusseau Trust
Newport National Corporation
Scott R. Brusseau
Jeffrey A. Brusseau
D. Kent Dahlke
Kenneth L. Hatfield

Michael G. Tombari
James J. Gorman
Christopher J. Knauer
The Jon Q. Reynolds and Ann S. Reynolds Family Trust
The David A. Brown Family Trust
The Revocable Trust Declaration of Thomas K. Terrill and Susan Jean Terrill The Redford Family Trust
The Judith B. Brown 1992 Trust
The Peter M. Reynolds and Christina A. Reynolds Family Trust
C. Thomas Martz
Karen Leigh Brown
Tara Lynne Brown
Kristen Ann Brown
The Reynolds Family Partners

GENERAL PARTNER
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Brandywine Realty Trust